Earnings Per Share	6 Months Ended
Jun. 30, 2011
Earnings Per Share
Earnings Per Share

21. Earnings per share:

The Company's basic and diluted EPS computations are the same for the periods presented. Common share equivalents, which include share options, warrants to purchase common shares, share grants and convertible debentures, in the three months ended June 30, 2011 and 2010 that were not included in the computation of diluted EPS because the effect would be antidilutive were 16.6 million and 8.7 million, respectively. Common share equivalents used in the dilutive computation were 0.4 million and 0.4 million for the three and six months ended June 30, 2011. The Company reported net losses for the three months ended June 30, 2010, inclusion of common share equivalents would have an antidilutive effect on per share amounts.